CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Chief Executive Officer of PNC Long-Short Master Fund LLC (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2008 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1.       such Form N-CSR fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: May 29, 2008


                                    /s/ Kevin A. McCreadie
                                    ----------------------
                                    Kevin A. McCreadie